Exhibit 99.1

Yorkville International Capital Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing July 13, 2026

New York, NY, July 9, 2026– Yorkville International Capital Corp.  (Nasdaq: YICCU) (the “Company”) announced today that, commencing July 13, 2026, holders of the units sold in the Company’s initial public offering may elect to separately trade the Company’s Class A ordinary shares and warrants included in the units. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The Class A ordinary shares and warrants that are separated will trade on the Global Market tier of the Nasdaq Stock Market under the symbols “YICC” and “YICCW,” respectively. Those units not separated will continue to trade on the Global Market tier of the Nasdaq Stock Market under the symbol “YICCU.”

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Yorkville International Capital Corp.

Yorkville International Capital Corp.  is a blank check company incorporated in the Cayman Islands as an exempted company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The Company has not selected any specific business combination target and has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination. While the Company may pursue a business combination target in any business, sector or geographic location, it intends to focus its search on established businesses operating in emerging markets, with a particular emphasis on Latin America and Venezuela. The Company’s management team is led by Kevin McGurn, its Chief Executive Officer, and Troy Rillo, its Chief Financial Officer. Mark Angelo is the Chairman of the Company’s board of directors. Owen A. May, Mark Hiltwein and Jean-Paul Colaco are the Company’s independent directors.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact

Kevin McGurn

Chief Executive Officer

Phone : (201) 985-8300

Email : kevin@yorkvilleac.com